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                                                                SUB-ITEM 77Q1(E)

                                 AMENDMENT NO. 6
                                       TO
            MASTER INTERGROUP SUB-ADVISORY CONTRACT FOR MUTUAL FUNDS

     This Amendment dated as of October 29, 2010, amends the Master Intergroup Sub-Advisory Contract for Mutual Funds (the "Contract"), dated May 1, 2008, between Invesco Advisers, Inc. (the "Adviser"), on behalf of AIM Investment Funds (Invesco Investment Funds), and each of Invesco Trimark Ltd., Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Ltd., Invesco Australia Limited, Invesco Hong Kong Limited, and Invesco Senior Secured Management, Inc. (each a "Sub-Adviser" and, collectively, the "Sub-Advisers").

                                  WITNESSETH:

     WHEREAS, the parties desire to remove the following series portfolios:
Invesco Alternative Opportunities Fund, Invesco FX Alpha Plus Strategy Fund, Invesco FX Alpha Strategy Fund, Invesco International Growth Equity Fund and Invesco Van Kampen Global Bond Fund;

     NOW, THEREFORE, the parties agree as follows;

     1. Exhibit A to the Contract is hereby deleted in its entirety and replaced with the following:

                                   "EXHIBIT A

          Invesco Balanced-Risk Allocation Fund
          Invesco China Fund
          Invesco Developing Markets Fund
          Invesco Emerging Market Local Currency Debt Fund
          Invesco Global Health Care Fund
          Invesco International Total Return Fund
          Invesco Japan Fund
          Invesco LIBOR Alpha Fund
          Invesco Endeavor Fund
          Invesco Global Fund
          Invesco Small Companies Fund
          Invesco Commodities Strategy Fund
          Invesco Global Advantage Fund
          Invesco Global Dividend Growth Securities Fund
          Invesco Health Sciences Fund
          Invesco Pacific Growth Fund
          Invesco Van Kampen Emerging Markets Fund
          Invesco Van Kampen Global Equity Allocation Fund
          Invesco Van Kampen Global Franchise Fund
          Invesco Van Kampen Global Tactical Asset Allocation Fund Invesco Van Kampen International Advantage Fund
          Invesco Van Kampen International Growth Fund"

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     2.   All other terms and provisions of the Contract not amended shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

                                        INVESCO ADVISERS, INC.

                                        Adviser


                                        By: /s/ John M. Zerr
                                            ------------------------------------
                                        Name: John M. Zerr
                                        Title: Senior Vice President


                                        2

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                                        INVESCO TRIMARK LTD.

                                        Sub-Adviser


                                        By: /s/ Eric J. Adelson
                                            ------------------------------------
                                        Name: Eric J. Adelson
                                        Title: Senior Vice President,
                                               Legal and Secretary


                                        By: /s/ Wayne Bolton
                                            ------------------------------------
                                        Name: Wayne Bolton
                                        Title: Vice President, Compliance &
                                               Chief Compliance Officer


                                        3

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                                     INVESCO ASSET MANAGEMENT DEUTSCHLAND GMBH

                                     Sub-Adviser


                                     By:/s/ Alexander Lehmann and Jens Langewand
                                         ---------------------------------------
                                     Name: Alexander Lehmann and Jens Langewand
                                     Title: Managing Directors


                                        4

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                                        INVESCO ASSET MANAGEMENT LIMITED

                                        Sub-Adviser


                                        By: /s/ Graeme Proudfoot
                                            ------------------------------------
                                        Name: Graeme Proudfoot
                                        Title: Director


                                        5

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                                        INVESCO ASSET MANAGEMENT (JAPAN) LTD.

                                        Sub-Adviser


                                        By: /s/ Alexander M. Prout
                                            ------------------------------------
                                        Name: Alexander M. Prout
                                        Title: President & CEO


                                        6

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                                        INVESCO AUSTRALIA LIMITED

                                        Sub-Adviser


                                        By: /s/ Mark Yesberg and Ian Coltman
                                           -------------------------------------
                                        Name: Mark Yesberg and Ian Coltman
                                        Title: Head of Product & Management,
                                               Head of Legal

                                        INVESCO HONG KONG LIMITED

                                        Sub-Adviser


                                        By: /s/ Anna Tong and Fanny Lee
                                            ------------------------------------
                                        Name: Anna Tong and Fanny Lee
                                        Title: Director       Director


                                        8

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                                        INVESCO SENIOR SECURED MANAGEMENT, INC.

                                        Sub-Adviser


                                        By: /s/ Jeffrey H. Kupor
                                            ------------------------------------
                                        Name: Jeffrey H. Kupor
                                        Title: Secretary & General Counsel


                                        9